UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2026

ENZON PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-12957 (Commission File Number)	22-2372868 (IRS Employer Identification No.)

20 Commerce Drive (Suite 135), Cranford, New Jersey (Address of principal executive offices)	07016 (Zip Code)

(732) 980-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 23, 2026, Enzon Pharmaceuticals, Inc. (the “Company”) entered into the Eleventh Amendment to the Section 382 Rights Agreement (the “Eleventh Amendment”), which amends the Section 382 Rights Agreement, dated as of August 14, 2020 (the “Rights Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as rights agent. Effective as of June 2, 2021, the Company amended the Rights Agreement (the “First Amendment”) to extend the Final Expiration Date (as defined in the Rights Agreement) of the rights issued pursuant to the Rights Agreement from the close of business on August 13, 2021 to the close of business on June 2, 2024. Effective as of May 16, 2024, the Company amended the Rights Agreement (the “Second Amendment”) to extend the Final Expiration Date of the rights issued pursuant to the Rights Agreement from the close of business on June 2, 2024 to the close of business on March 31, 2025. Effective as of March 31, 2025, the Company entered into the Third Amendment (the “Third Amendment”) to extend the Final Expiration Date of the rights issued pursuant to the Rights Agreement from the close of business on March 31, 2025 to the close of business on June 30, 2026. On August 13, 2025, the Company entered into the Fourth Amendment (the “Fourth Amendment”), to amend the Final Expiration Date of the rights issued pursuant to the Rights Agreement from the close of business on June 30, 2026 to the close of business on September 30, 2025. On September 30, 2025, the Company entered into the Fifth Amendment (the “Fifth Amendment”) to amend the Final Expiration Date of the rights issued pursuant to the Rights Agreement from the close of business on September 30, 2025 to the close of business on December 31, 2025. On December 23, 2025, the Company entered into the Sixth Amendment (the “Sixth Amendment”) to amend the Final Expiration Date of the rights issued pursuant to the Rights Agreement from the close of business on December 31, 2025 to the close of business on January 31, 2026. On January 30, 2026, the Company entered into the Seventh Amendment (the “Seventh Amendment”) to amend the Final Expiration Date of the rights issued pursuant to the Rights Agreement from the close of business on January 31, 2026 to noon, New York City time, on March 2, 2026. On February 27, 2026, the Company entered into the Eighth Amendment (the “Eighth Amendment”) to amend the Final Expiration Date of the rights issued pursuant to the Rights Agreement from noon, New York City time, on March 2, 2026 to noon, New York City time, on March 11, 2026. On March 10, 2026, the Company entered into the Ninth Amendment (the “Ninth Amendment”) to amend the Final Expiration Date of the rights issued pursuant to the Rights Agreement from noon, New York City time, on March 11, 2026 to noon, New York City time, on March 18, 2026. On March 18, 2026, the Company entered into the Tenth Amendment (the “Tenth Amendment”) to amend the Final Expiration Date of the rights issued pursuant to the Rights Agreement from noon, New York City time, on March 18, 2026 to noon, New York City time, on March 24, 2026.

On March 23, 2026, the Company entered into the Eleventh Amendment to amend the Final Expiration Date of the rights issued pursuant to the Rights Agreement from noon, New York City time, on March 24, 2026, to noon, New York City time, on March 26, 2026. Except for the adjustment to the Final Expiration Date, the Rights Agreement otherwise remains unmodified.

The Eleventh Amendment has been adopted because the Company’s management believes that it is in the best interests of the Company and its stockholders to provide for a Final Expiration Date of noon, New York City time, on March 26, 2026, as established in the Eleventh Amendment.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the complete text of (i) the Rights Agreement, which was filed with the U.S. Securities and Exchange Commission (the “SEC”) as Exhibit 4.1 to the Company’s Registration Statement on Form 8-A filed with the SEC on August 14, 2020, (ii) the First Amendment, which was filed with the SEC as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on June 8, 2021, (iii) the Second Amendment, which was filed with the SEC as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on May 22, 2024, (iv) the Third Amendment, which was filed with the SEC as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on April 1, 2025, (v) the Fourth Amendment, which was filed with the SEC as Exhibit 4.1 to the Company’s Quarterly Report on Form 10-Q filed on August 14, 2025, (vi) the Fifth Amendment, which was filed with the SEC as Exhibit 4.1 to the Company’s Current Report on Form 8-K on September 30, 2025, (vii) the Sixth Amendment, which was filed with the SEC as Exhibit 4.1 to the Company’s Current Report on Form 8-K on December 23, 2025, (viii) the Seventh Amendment, which was filed with the SEC as Exhibit 4.1 to the Company’s Current Report on Form 8-K on January 30, 2026, (ix) the Eighth Amendment, which was filed with the SEC as Exhibit 4.1 to the Company’s Current Report on Form 8-K on February 27, 2026, (x) the Ninth Amendment, which was filed with the SEC as Exhibit 4.1 to the Company’s Current Report on Form 8-K on March 11, 2026, (xi) the Tenth Amendment, which was filed with the SEC as Exhibit 4.1 to the Company’s Current Report on Form 8-K on March 18, 2026, and (xii) the Eleventh Amendment, which is attached hereto as Exhibit 4.1. The Rights Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment and the Eleventh Amendment are incorporated herein by reference.

Item 3.03	Material Modifications to Rights of Security Holders.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03. To the extent required by Item 3.03, the disclosure set forth in Item 5.03 is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 24, 2026, the Company announced that the 1-for-100 reverse stock split (the “Reverse Stock Split”), which was previously approved by the Company’s stockholders, will become effective as of 4:30 p.m., Eastern Time, on March 24, 2026 (“Effective Time”). The Company’s common stock, $0.01 par value per share (the “Common Stock”), is expected to begin trading on a reverse stock split-adjusted basis on the OTCQB at market open on March 25, 2026. The Common Stock is expected to trade under the temporary symbol “ENZND” for 20 trading days.  As of the Effective Time, every one hundred (100) shares of the Company’s issued and outstanding shares of Common Stock will be combined into one (1) share of Common Stock. The par value per share of the Common Stock will not change. No fractional shares will be issued in connection with the Reverse Stock Split, and stockholders who would otherwise be entitled to a fractional share will receive a proportional cash payment. The Reverse Stock Split is required to be completed prior to the completion of the merger that is contemplated between Enzon’s wholly owned subsidiary and Viskase Companies, Inc. A copy of the Certificate of Amendment to the Amended and Restated Certificate of Incorporation that was filed with the Secretary of State of the State of Delaware on March 23, 2026 is attached as Exhibit 3.1 hereto and is incorporated herein by reference. The Certificate of Amendment amends the Effective Time of the Reverse Stock Split set forth in a Certificate of Amendment which was filed with the Secretary of State of the State of Delaware on March 20, 2026, which is attached hereto as Exhibit 3.2.

Item 7.01	Regulation FD Disclosure.

On March 24, 2026, Enzon issued a press release relating to the Reverse Stock Split. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
3.1*	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Enzon Pharmaceuticals, Inc., dated March 24, 2026.

3.2*	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Enzon Pharmaceuticals, Inc., dated March 20, 2026.

4.1*	Eleventh Amendment to the Section 382 Rights Agreement, dated as of March 23, 2026, by and between Enzon Pharmaceuticals, Inc. and Continental Stock Transfer & Trust Company.

99.1	Press Release issued by Enzon Pharmaceuticals, Inc., dated March 24, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENZON PHARMACEUTICALS, INC.
(Registrant)
Date: March 24, 2026
	By:	/s/ Richard L. Feinstein
	Name:	Richard L. Feinstein
	Title:	Chief Executive Officer, Chief Financial Officer and Secretary